COMMON STOCK PURCHASE AGREEMENT


                  This COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is dated as of January 17, 2002 by and between Path 1 Network Technologies Inc., a Delaware corporation (the "Company") and DTKA Holdings Limited (the "Purchaser"), a British Virgin Islands corporation.

                  WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Purchaser from time to time as provided herein, and Purchaser shall purchase, up to US$10,000,000 of Common Stock; and

                  WHEREAS, such investments will be made by the Purchaser as statutory underwriter of a registered indirect primary offering of such Common Stock by the Company.

                  NOW, THEREFORE, in consideration of the foregoing premises, and the promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE 1

                        PURCHASE AND SALE OF COMMON STOCK

     Section 1.1. Purchase and Sale of Stock. Subject to the terms and conditions of this Agreement, the Company may sell and issue to the Purchaser and the Purchaser shall be obligated to purchase from the Company, up to an aggregate of US$10,000,000 of Common Stock (the "Commitment Amount"), subject to the terms herein.

     Section 1.2. Purchase Price and Initial Closing. The Company agrees to issue and sell to the Purchaser and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase that number of the Shares to be issued in connection with each Draw Down. The delivery of executed documents under this Agreement and the other agreements referred to herein and the payment of the fees set forth in Article I of the Escrow Agreement, attached as Exhibit B hereto, (the "Initial Closing") shall take place at the offices of the Purchaser's legal counsel at 36 West 44th Street, Suite 1201, New York, NY 10036, (i) within ten (10) calendar days from the date hereof, or (ii) such other time and place or on such date as the Purchaser and the Company may agree upon (the "Initial Closing Date"). Each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Initial Closing.

                                    ARTICLE 2


                         REPRESENTATIONS AND WARRANTIES

     Section 2.1. Representation and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows, except as set forth in the SEC Documents or on the Disclosure Schedule prepared by the Company and attached hereto, or as contemplated by this Agreement:

(a) Organization, Good Standing and Power. The Company is a corporation duly incorporated validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate authority to own, lease and operate its properties and assets and to carry on its business as now being conducted. The Company does not have any subsidiaries and does not own more than fifty percent (50%) of or control any other business entity except as set forth in the SEC Documents or on the Disclosure Schedule. The Company is duly qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

(b) Authorization, Enforcement. (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under the Transaction Documents and to issue the Draw Down Shares pursuant to their respective terms, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and
     (iii) the Transaction Documents have been duly executed and delivered by the Company and at the Initial Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 10,000,000 shares of Common Stock of which 8,814,226 shares are issued and outstanding, 20,000,000 shares of Class B Common Stock none of which are issued and outstanding and 10,000,000 shares of Blank Check Preferred Stock of which none are issued and outstanding. All of the outstanding shares of the Company's Common Stock have been duly and validly authorized and are fully paid and non-assessable except as set forth in the SEC Documents. No shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company except as set forth in he SEC Documents or on the Disclosure Schedule. There are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. The Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Initial Closing complied with all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto which would have a Material Adverse Effect. The Company has made available to the Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the
     "Charter"), and the Company's Bylaws as in effect on the date hereof (the "Bylaws"). The Company has not received any notice from the Principal Market questioning or threatening the continued inclusion of the Common Stock on such market.

(d) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein do not and will not (i) violate any provision of the Company's Charter or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or other foreign statute, rule, regulation, order, judgment or decree (including any federal or state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases, for such conflicts, defaults, termination, amendments, accelerations, cancellations and violations as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under any federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Shares in accordance with the terms hereof (other than any filings which may be required to be made by the Company with the SEC or state securities administrators and any registration statement which may be filed pursuant hereto); provided, however, that for purpose of the representations made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchaser herein.

(e) SEC Documents, Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act, and, the Company is current with all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to
     Section 13(a) or 15(d) of the Exchange Act. The Company has delivered or made available to the Purchaser, through the EDGAR system or otherwise, true and complete copies of the SEC Documents filed with the SEC since January 10, 2000. The Company has not provided to the Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to such documents, and, as of their respective filing dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements under GAAP and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or
     (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(f) Subsidiaries. The SEC Documents or the Disclosure Schedule attached hereto sets forth each subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of the Company's ownership of the outstanding stock or other interests of such subsidiary. For the purposes of this Agreement, "subsidiary" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries. All of the issued and outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and non-assessable. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any subsidiary for the purchase or acquisition of any shares of capital stock of any subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence.

(g) No Material Adverse Effect. Since the date of the financial statement contained in the most recently filed Form 10-Q (or 10-QSB) or Form 10-K (or 10-KSB), whichever is most current, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents or on the Disclosure Schedule attached hereto.

(h) No Undisclosed Liabilities. Neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any subsidiary (including the notes thereto) in conformity with GAAP which are not disclosed in the SEC Documents or on the Disclosure Schedule, other than those incurred in the ordinary course of the Company's or its subsidiaries' respective businesses since such date or which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its subsidiaries.

(i) No Undisclosed Events or Circumstances. Since the date of the financial statement contained in the most recently filed Form 10- Q (or 10-QSB) or Form 10-K (or 10-KSB), whichever is most current, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

(j) Indebtedness. The SEC Documents (including the financial statements included therein) or the Disclosure Schedule attached hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (A) any liabilities for borrowed money in excess of $500,000 (other than trade accounts payable incurred in the ordinary course of business),
     (B) all guaranties, endorsements and contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (C) any lease payments with a present value in excess of $500,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any subsidiary is in default with respect to any Indebtedness.

(k) Title to Assets. Each of the Company and the subsidiaries has good and marketable title to all of its real and personal property reflected in the SEC Documents, free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except such that do not cause a Material Adverse Effect. All real property leases of the Company and each of its subsidiaries are valid and subsisting and in full force and effect.

(l) Actions Pending. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets, which action, suit, claim, investigation or proceeding would reasonably be expected to have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary except those orders, judgments, injunctions, awards or decrees which would not reasonably be expected to have a Material Adverse Effect.

(m) Compliance with Law. The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective businesses as now being conducted by them unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(n) Taxes. The Company has timely filed all material Tax Returns and notices. The Company has no knowledge, or any reasonable grounds to know, of any Tax deficiencies of any nature whatsoever which would, in the aggregate, be reasonably likely to result in a Material Adverse Effect.

For purposes of this Section 3.1(n):

          "Tax" or "Taxes" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

          "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

(o) Certain Fees. No brokers, finders or financial advisory fees or commissions will be payable by the Company or any subsidiary with respect to the transactions contemplated by this Agreement.

(p) Disclosure. To the best of the Company's knowledge, neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchaser by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

(q) Operation of Business. The Company and each of the subsidiaries owns or possesses all patents, trademarks, service marks, trade names, copyrights, licenses and authorizations as set forth in the SEC Documents or the Disclosure Schedule attached hereto, and all rights with respect to the foregoing, which to its knowledge would be reasonably necessary for the conduct of its business as now conducted without any conflict with the rights of others.

(r)  Regulatory   Compliance.   The   Company   has  all   necessary   licenses,
     registrations and permits to conduct its business as now being conducted in all states where the Company conducts its business.

(s) Books and Records. The records and documents of the Company and its subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any subsidiary.

(t) Material Agreements. Neither the Company nor any subsidiary is a party to a Material Agreement. The Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and, to the best of the Company's knowledge are not in default under any Material Agreement now in effect, the result of which would cause a Material Adverse Effect. No written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or of any subsidiary limits or shall limit the payment of dividends on the Company's Common Stock.

(u) Transactions with Affiliates. There are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions exceeding $100,000 between

          (A) the Company, any subsidiary or any of their respective customers or suppliers on the one hand, and

          (B) on the other hand, any officer, employee, consultant or director of the Company, or any of its subsidiaries, or any person owning any capital stock of the Company or any subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder. (v) Securities Laws. The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy the Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person (other than the Purchaser), so as to bring the issuance and sale of the Shares under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

(w)  Employees.  Neither  the  Company  nor any  subsidiary  has any  collective bargaining arrangements or agreements covering any of its employees. Neither the Company nor any subsidiary is in breach of any employment contract, agreement regarding proprietary information, noncompetition agreement, nonsolicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such subsidiary. Since December 31, 2000, no officer, consultant or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any subsidiary. (x) Absence of Certain Developments. Since December 31, 2000, neither the Company nor any subsidiary has:

               (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

               (ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's or such subsidiary's business;

               (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

               (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

               (v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

               (vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchaser or its representatives;

               (vii) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;
          (viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

               (ix) made capital expenditures or commitments therefor that aggregate in excess of $500,000;

               (x) entered into any other material transaction, whether or not in the ordinary course of business;

               (xi) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

               (xii) experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

               (xiii) effected any two or more events of the foregoing kind which in the aggregate would be material to the Company or its subsidiaries.

(y) Governmental Approvals. Except for the filing of any notice prior or subsequent to any Settlement Date that may be required under applicable federal or state securities laws (which if required, shall be filed on a timely basis), including the filing of a registration statement or post-effective amendment pursuant to this Agreement, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the delivery of the Shares, or for the performance by the Company of its obligations under this Agreement.

(z) Acknowledgment Regarding Purchaser's Purchase of Shares. Company acknowledges and agrees that Purchaser is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on (a) the Purchaser's representations and warranties in Section 2.2, and (b) the independent evaluation by the Company and its own representatives and counsel.

     Section 2.2. Representations and Warranties of the Purchaser. The Purchaser hereby makes the following representations and warranties to the Company:

(a) Organization and Standing of the Purchaser. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands.

(b) Authorization and Power. The Purchaser has the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Shares. The execution, delivery and performance of the Transaction Documents by Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and at the Initial Closing shall constitute valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application

(c) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Purchaser's charter documents or bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Purchaser is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on Purchaser). The Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Shares in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d) Financial Risks. The Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Shares and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation. The Purchaser is capable of evaluating the risks and merits of an investment in the Shares by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Purchaser is capable of bearing the entire loss of its investment in the Shares.

(e) Accredited Investor. The Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act.

(f) General. The Purchaser understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the suitability of the Purchaser to acquire the Shares.



                                    ARTICLE 3


                                    COVENANTS


     The Company  covenants  with the  Purchaser  as follows:

     Section 3.1. The Shares. As of the date of each applicable Draw Down, the Company will have authorized and reserved, free of preemptive rights, a sufficient number of authorized but unissued shares of its Common Stock to cover the Draw Down Shares to be issued in connection with such Draw Down requested under this Agreement. The Draw Down Shares to be issued under this Agreement, when paid for and issued in accordance with the terms hereof, shall be duly and validly issued and outstanding, fully paid and non-assessable, and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock. Anything in this Agreement to the contrary notwithstanding, the Company may not make a Draw Down to the extent that, after such purchase by the Purchaser, the sum of the number of shares of Common Stock beneficially owned by the Purchaser and its affiliates would result in beneficial ownership by the Purchaser and its affiliates of more than 9.9% of the then outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act.

     Section 3.2. Securities Compliance. If applicable, the Company shall notify the Principal Market, in accordance with its rules and regulations, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Purchaser or subsequent holders.

     Section 3.3. Registration and Listing. The Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all material respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement, and will not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action necessary to continue the listing or trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide the Purchaser with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three (3) Trading Days of the Company's receipt thereof, until the Purchaser has disposed of all of the Shares.

     Section 3.4. Escrow Arrangement. The Company and the Purchaser shall enter into an escrow arrangement with New York Escrow Services, LLC (the "Escrow Agent") in the form of Exhibit B hereto respecting payment against delivery of the Shares.

     Section 3.5. Registration Rights Agreement. The Company and the Purchaser shall enter into the Registration Rights Agreement in the form of Exhibit A hereto. Before the Purchaser shall be obligated to accept a Draw Down request from the Company, the Company shall have caused a sufficient number of shares of Common Stock to be registered to cover the Shares to be issued in connection with such Draw Down.

     Section 3.6. Accuracy of Registration Statement.On each Settlement Date, the Registration Statement and the prospectus therein (a) shall not contain any untrue statement of a material fact or omit to state any material fact to be required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made; and (b) on such Settlement Date or date of filing of the Registration Statement and the prospectus therein will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement and the prospectus therein in reliance upon and in conformity with the information furnished in writing to the Company by the Purchaser specifically for inclusion in the Registration Statement and the prospectus therein.

     Section 3.7. Compliance with Laws. The Company shall materially comply, and cause each subsidiary to materially comply, with all applicable state, federal and Principal Market laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

     Section 3.8. Keeping of Records and Books of Account. The Company shall keep and cause each subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

     Section 3.9. Other Agreements. The Company shall not enter into any agreement the terms of which would restrict the ability of the Company to perform its obligations under this Agreement.

     Section 3.10. Notice of Certain Events Affecting Registration; Suspension of Right to Request a Draw Down. Subject to applicable laws, rules, regulations and orders, the Company will promptly notify the Purchaser in writing upon the occurrence of any of the following events in respect of the Registration Statement or related prospectus in respect of the Shares:

               (i) receipt of any request for additional information from the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement the response to which would require any amendments or supplements to the Registration Statement or related prospectus;

               (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

               (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

               (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

               (v) the Company's reasonable determination that filing of a post-effective amendment or withdrawal of the Registration Statement would be appropriate. The Company shall not deliver to the Purchaser any Draw Down Notice during the continuation of any of the foregoing events. The Company shall promptly make available to the Purchaser any such supplements or amendments to the related prospectus, at which time, provided that the Registration Statement and any supplements and amendments thereto are then effective, the Company may recommence the delivery of Draw Down Notices.

     Section 3.11. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Purchaser such shares of stock and/or securities as the Purchaser is entitled to receive pursuant to this Agreement.

     Section 3.12. Limitation on Future Financing. The Company agrees that, except as set forth below, it will not enter into any sale of its securities for cash at a discount to the current market price until the earlier of (i) 24 months from the Effective Date, or (ii) sixty (60) days after the entire Commitment Amount has been purchased by the Purchaser. The foregoing shall not prevent or limit the Company from engaging in any sale of securities (i) in a registered public offering by the Company which is underwritten by one or more established investment banks (not including an equity line type of financing),
(ii) in one or more private placements where the purchasers do not have registration rights, (iii) pursuant to any presently existing or future employee benefit plan which plan has been or is approved by the Company's stockholders,
(iv) pursuant to any compensatory plan for a full-time employee or key consultant, (v) in connection with a strategic partnership or other business transaction, the principal purpose of which is not simply to raise money, (vi) pursuant to the exercise of any presently issued and outstanding options or warrants, (vii) in a private placement of up to, in the aggregate, $5,000,000, with either Laidlaw Global Securities, Inc. or SG Cowan acting as the placement agent for such private placement, or (viii) to which Purchaser gives its prior written consent, which consent shall not be unreasonably withheld. Further, the Purchaser shall have a right of first refusal, or at its option, to elect to participate, in such subsequent transaction in the case of (vii) and (viii) above. Such right of first refusal or participation, as the case may be, must be exercised in writing within seven (7) Trading Days of the Purchaser's receipt of notice of the proposed terms of such financing.

     Section 3.13. Use of Proceeds. The proceeds from the sale of the Shares will be used by the Company and its subsidiaries for general corporate purposes.

                  The Purchaser covenants with the Company as follows:

     Section 3.14. Limitations on Short Sales. The Purchaser shall not enter into any Short Sales (as hereinafter defined) (or shall not cause or induce any of its affiliates (as defined in Rule 501 of the Securities Act) to enter into any Short Sales) from the period commencing on the Initial Closing Date and ending at the earlier of the date this Agreement is terminated and the end of the Commitment Period. For purposes of this Section 3.14, a "Short Sale" by the Purchaser shall mean a sale of Common Stock by the Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by the Purchaser. For purposes of determining whether there is an equivalent offsetting long position in the Common Stock held by the Purchaser, Draw Down Shares to be delivered pursuant to a Draw Down Notice but not yet delivered shall be deemed to be held long by the Purchaser as of the date of the applicable Draw Down Notice and the Warrant Shares underlying the Warrants shall be deemed to be held long by the Purchaser.

     Section 3.15. Prospectus Delivery Requirements. The Purchaser agrees that it will, whenever required by federal securities laws, deliver the Prospectus included in the Registration Statement to any purchaser of Draw Down Shares from the Purchaser.



                                    ARTICLE 4


                  CONDITIONS TO INITIAL CLOSING AND DRAW DOWNS

     Section 4.1. Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to proceed to close this Agreement and to issue and sell the Shares to the Purchaser pursuant to a Draw Down Notice delivered hereunder is subject to the satisfaction or waiver, at or before the Initial Closing, and as of each Settlement Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

(a) Accuracy of the Purchaser's Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Initial Closing and as of each Settlement Date as though made at that time, except for representations and warranties that speak as of a particular date.

(b) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all material respects with all material covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Initial Closing and as of each Settlement Date.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

     Section 4.2. Conditions Precedent to the Obligation of the Purchaser to Close. The obligation hereunder of the Purchaser to perform its obligations under this Agreement and to purchase the Shares is subject to the satisfaction or waiver, at or before the Initial Closing, of each of the conditions set forth below. These conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in its sole discretion.

(a) Accuracy of the Company's Representations and Warranties. Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Initial Closing as though made at that time (except for representations and warranties that speak as of a particular date).

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Initial Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Purchaser or the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(e) Opinion of Counsel, Etc. At the Initial Closing, the Purchaser shall have received an opinion of counsel to the Company, dated as of the Initial Closing Date, in the form of Exhibit C hereto.

(f) Warrant. On the Initial Closing Date, the Company shall issue to the Purchaser a warrant to purchase up to a number of shares of Common Stock (the "Warrant Shares") equal to $300,000 divided by the average of the VWAPs during the 15 Trading Days immediately prior to the Initial Closing Date (the "Warrant Base Price"). The Warrant shall have a term from its initial date of exercise of 5 years. The exercise price of the Warrant shall be 115% of the Warrant Base Price. The Common Stock underlying the Warrant will be registered in the Registration Statement referred to in
     Section 4.3 hereof. The Warrant shall be in the form of Exhibit E hereto.

     Section 4.3. Conditions Precedent to the Obligation of the Purchaser to Accept a Draw Down and Purchase the Draw Down Shares. The obligation hereunder of the Purchaser to accept a Draw Down request and to acquire and pay for the Draw Down Shares is subject to the satisfaction at or before each Settlement Date, of each of the conditions set forth below.

(a) Satisfaction of Conditions to Initial Closing. The Company shall have satisfied at the Initial Closing, or the Purchaser shall have waived at the Initial Closing, the conditions set forth in Section 4.2 hereof

(b) Effective Registration Statement. The Registration Statement registering the Shares shall have been declared effective by the SEC and shall remain effective on each Settlement Date.

(c) No Suspension. Trading in the Company's Common Stock shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the delivery of each Draw Down Notice), and, at any time prior to such Draw Down Notice, trading in securities generally as reported on the Principal Market shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported on the Principal Market unless the general suspension or limitation shall have been terminated prior to the delivery of such Draw Down Notice.

(d) Material Adverse Effect. No Material Adverse Effect and no Consolidation Event where the successor entity has not agreed to perform the Company's obligations hereunder shall have occurred since the later of the Initial Closing or the Settlement of the immediately preceding Draw Down, such occurrences to be determined in accordance with Section 8.9 herein.

(e) Opinion of Counsel. On the Effective Date and on the first Settlement Date of each Draw Down, the Purchaser shall have received (i) a "down-to-date" letter from the Company's counsel, confirming that there is no change from the counsel's previously delivered opinion, or else specifying with particularity the reason for any change and an opinion as to the additional items specified in Exhibit C hereto, (ii) as to each Settlement, a Form 424(b)(3) supplemental prospectus, if required by applicable law and (iii) any other items set forth in the Escrow Agreement (not including the escrow fee if the Escrow Agent is not used for such Draw Down). As to any Draw Down, the Company may elect not to deliver the above-referenced opinion; provided, however, the applicable Purchase Price Percentage as to such Draw Down shall be reduced an additional 4%.

(f) Future Financing. The Company shall have not completed any financing prohibited by Section 3.12 unless, prior to the Company delivering the first Draw Down Notice after any such financing, the Company pays the Purchaser as a condition to accepting such draw down and not as liquidated damages, the sum of $100,000.



                                    ARTICLE 5


                                 DRAW DOWN TERMS

     Section 5.1. Draw Down Terms. Subject to the satisfaction of the conditions set forth in this Agreement, the parties agree as follows:

(a) The Company may, in its sole discretion, issue and exercise draw downs against the Commitment Amount (each a "Draw Down") during the Commitment Period, which Draw Downs the Purchaser shall be obligated to accept, subject to the terms and conditions herein.

(b) Only one Draw Down shall be allowed in each Draw Down Pricing Period. There shall be a minimum of 3 Trading Days between Draw Down Pricing Periods. The number of shares of Common Stock purchased by the Purchaser with respect to each Draw Down shall be determined as set forth in Section 5.1(e) herein. The Draw Down Pricing Period shall be divided into settlement periods (each, a "Settlement Period"). Notwithstanding anything herein to the contrary, if the Draw Down Pricing Period consists of less than 12 Trading Days, the Draw Down Pricing Period shall be the same number of Trading Days as the Draw Down Pricing Period. If the Draw Down Pricing Period is equal to or greater than 12 Trading Days, the Draw Down Pricing Period shall consist of 2 Settlement Periods determined as follows: if the number of Trading Days in the Draw Down Pricing Period is even, the number of Trading Days in each Settlement Period shall be equal. If the number of Trading Days in the Draw Down Pricing Period is odd, then the first Settlement Period shall have one more Day than the second Settlement Period. Delivery of the Draw Down Shares purchased as to a Settlement Period and payment therefore shall occur on or prior to the second Trading Day after the applicable Settlement Period (the "Settlement Date").

(c) In connection with each Draw Down Pricing Period, the Company shall set the Threshold Price in the Draw Down Notice. During any Draw Down Pricing Period, the Company may provide notice to the Purchaser that it elects to increase or decrease the Threshold Price, provided that such amended Threshold Price shall only be effective as to the Trading Days in a Draw Down Pricing Period occurring 2 Trading Days after such notice is properly delivered to the Purchaser. Notwithstanding anything herein to the contrary, the Company shall be precluded from amending the Threshold Price during an Over Investment Amount Period (as defined in Section 5.1(d) below).

(d) The minimum Investment Amount for any Draw Down shall be $100,000 and the maximum Investment Amount as to each Draw Down shall be equal to [Pricing Days]/20 multiplied by 6.0% of the EQY weighted average price field (as reported on Bloomberg Financial L.P. using the BLPH function) for the Common Stock for the 60 calendar day period immediately prior to the applicable Commencement Date (defined below) multiplied by the total trading volume in respect of the Common Stock for such period. Notwithstanding anything herein to the contrary, (i) the Company may request an Investment Amount that exceeds the maximum Investment Amount set forth above provided that the Threshold Price for the applicable Draw Down Pricing Period exceeds 80% of the average of the 5 VWAPs immediately prior to the date the applicable Draw Down Notice is delivered, and (ii) during a Draw Down Pricing Period, the Company may increase the unallocated portion of Investment Amount by delivering to the Purchaser written notice stating the amount by which the Company increases the Investment Amount, provided, however, such notice also stipulates a Threshold Price for the remaining portion of the Draw Down Pricing Period that exceeds 80% of the average of the 5 VWAPs immediately prior to the date such notice is delivered (such periods in (i) and (ii) above, "Over Investment Amount Periods").

(e) The number of Shares of Common Stock to be issued on each Settlement Date shall be a number of shares equal to the sum of the quotients (for each trading day within the Settlement Period) of (x) 1/[Pricing Days] of the Investment Amount allocated to a Trading Day within the Settlement Period, and (y) the Purchase Price on such Trading Day, subject to the following adjustments:

               (i) if the VWAP on a given Trading Day is less than the Threshold Price, then that portion of the Investment Amount to be paid on the immediately pending Settlement Date shall be reduced by 1/[Pricing Days] of the applicable Investment Amount and such Trading Day shall be withdrawn from the Settlement Period;

               (ii) if during any Trading Day during the Settlement Period trading of the Common Stock on the Principal Market is suspended for more than three (3) hours, in the aggregate, or if any Trading Day during the Settlement Period is shortened because of a public holiday, then that portion of the Investment Amount to be paid on the immediately pending Settlement Date shall be reduced by 1/[Pricing Days] of the applicable Investment Amount and such Trading Day shall be withdrawn from the Settlement Period; and

               (iii) if during any Trading Day during the Settlement Period sales of Draw Down Shares pursuant to the Registration Statement are suspended by the Company in accordance with Sections 3(j) or 5(e) of the Registration Rights Agreement for more than three (3) hours, in the aggregate, during the Settlement Period, then that portion of the Investment Amount to be paid on the immediately pending Settlement Date shall be reduced by 1/[Pricing Days] of the applicable Investment Amount and such Trading Day shall be withdrawn from the Settlement Period.

(f) The Company must inform the Purchaser by delivering a draw down notice, in the form of Exhibit D hereto (the "Draw Down Notice"), via facsimile transmission in accordance with Section 8.4 as to the amount of the Draw Down (the "Investment Amount") the Company wishes to exercise and the number of Trading Days in the Draw Down Pricing Period ("Pricing Days"), before the first day of the Draw Down Pricing Period (the "Commencement Date"). Notwithstanding anything herein to the contrary, in no event shall the Company deliver a Draw Down Notice with a number of Pricing Days as to any Draw Down Pricing Period that is less than 2 Trading Days or more than 20 Trading Days. If the Commencement Date is to be the date of the Draw Down Notice, the Draw Down Notice must be delivered to and receipt confirmed by the Purchaser at least one (1) hour before trading commences on such date. Unless during an Over Investment Amount Period, at no time shall the Purchaser be required to purchase more than the maximum Investment Amount for a given Draw Down Pricing Period; in other words, if the Company chooses not to exercise the maximum Investment Amount in a given Draw Down Pricing Period the Purchaser is not obligated to and shall not purchase more than the scheduled maximum Investment Amount in a subsequent Draw Down Pricing Period.

(g) On each Settlement Date, the Shares purchased by the Purchaser during the immediately preceding Settlement Period shall be delivered to The Depository Trust Company ("DTC") on the Purchaser's behalf. Upon the Company electronically delivering whole shares of Common Stock to the Purchaser or its designees via DTC through its Deposit Withdrawal Agent Commission ("DWAC") system by 1:00 p.m. New York time, the Purchaser shall wire transfer immediately available funds to the Company's designated account on such day, less any fees as set forth in the Escrow Agreement, which fees shall be wired as directed in the Escrow Agreement. Upon the Company electronically delivering whole shares of Common Stock to the Purchaser or its designees DTC account via DWAC after 1:00 p.m. New York time, the Purchaser shall wire transfer next day available funds to the Company's designated account on such day, less any fees as set forth in the Escrow Agreement, which fees shall be wired as directed in the Escrow Agreement. In the event that either party elects to use the Escrow Agent, the Shares shall be credited by the Company to the DTC account designated by the Purchaser via DWAC upon receipt by the Escrow Agent of payment for the Draw Down Shares into the Escrow Agent's master escrow account, as further set forth in the Escrow Agreement, and the Escrow Agent shall be directed to pay the purchase price to the Company, net of $1,000 per Settlement as escrow expenses to the Escrow Agent and any additional fees as set forth in the Escrow Agreement. The Company understands that a delay in the delivery of the Draw Down Shares into the Purchaser's DTC account beyond 5 Trading Days after the dates set forth herein or in the Escrow Agreement, as the case may be, could result in economic loss to the Purchaser. Notwithstanding anything herein to the contrary, as compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for late delivery after 5 Trading Days from such dates in accordance with the following schedule (where "No. Trading Days Late" is defined as the number of Trading Days beyond 5 Trading Days from the dates set forth herein or in the Escrow Agreement, as the case may be, on which such Draw Down Shares are to be delivered into the Purchaser's DTC account via the DWAC system):

------------------------- ------------------------------------------------------
No. Trading Days Late                    Late Payment for Each
                                       $5,000 of Draw Down Shares
                                             Being Purchased
------------------------- ------------------------------------------------------
------------------------- ------------------------------------------------------
   1                                              $100
------------------------- ------------------------------------------------------
------------------------- ------------------------------------------------------
   2                                              $200
------------------------- ------------------------------------------------------
------------------------- ------------------------------------------------------
   3                                              $300
------------------------- ------------------------------------------------------
------------------------- ------------------------------------------------------
   4                                              $400
------------------------- ------------------------------------------------------
------------------------- ------------------------------------------------------
   5                                              $500
------------------------- ------------------------------------------------------
------------------------- ------------------------------------------------------
   6                                              $600
------------------------- ------------------------------------------------------
------------------------- ------------------------------------------------------
   7                                              $700
------------------------- ------------------------------------------------------
------------------------- ------------------------------------------------------
   8                                              $800
------------------------- ------------------------------------------------------
------------------------- ------------------------------------------------------
   9                                              $900
------------------------- ------------------------------------------------------
------------------------- ------------------------------------------------------
  10                                            $1,000
------------------------- ------------------------------------------------------
------------------------- ------------------------------------------------------
More than 10                       $1,000 +$200 for each Trading Day
                                      Late beyond 10 Trading Days.
------------------------- ------------------------------------------------------

     The Company shall pay any payments incurred under this Section 5.1(g) in immediately available funds upon demand. Nothing herein shall limit the Purchaser's right to pursue injunctive relief and/or actual damages (in lieu of the liquidated damages set forth above) for the Company's failure to issue and deliver the Draw Down Shares to the Company, including, without limitation, the Purchaser's actual losses occasioned by any "buy-in" of Common Stock necessitated by such late delivery.



                                    ARTICLE 6


                                   TERMINATION

     Section 6.1. Term. The term of this Agreement shall begin on the date hereof and shall end 24 months from the Effective Date or as otherwise set forth in Section 6.2.

     Section 6.2. Other Termination.

(a) This Agreement shall terminate upon one (1) Trading Day's notice if (i) an event resulting in a Material Adverse Effect has occurred and has not been cured for a period of 30 days after written notice thereof, (ii) the Common Stock is de-listed from the Principal Market for a period exceeding 3 consecutive days unless such de-listing is in connection with the Company's subsequent listing of the Common Stock on the Nasdaq National Market, Nasdaq SmallCap Market, the American Stock Exchange or the New York Stock Exchange, or (iii) the Company files for protection from creditors under any applicable law.

(b) The Company may terminate this Agreement upon one (1) Trading Day's notice if the Purchaser shall fail to fund a properly noticed Draw Down within 5 Trading Days of the end of the applicable Settlement Period.

     Section 6.3. Effect of Termination.

     Section  6.4. In the event of  termination  of this  Agreement  pursuant to
Section 6.2 herein, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in Section 6.1 or 6.2 herein, this Agreement shall become void and of no further force and effect, except for Sections 8.1, 8.2 and 8.9, and Article 7 herein. Nothing in this Section 6.3 shall be deemed to release the Company or the Purchaser from any liability for any breach under this Agreement, or to impair the rights of the Company or the Purchaser to compel specific performance by the other party of its obligations under this Agreement.



                                    ARTICLE 7


                                 INDEMNIFICATION

     Section 7.1. General Indemnity.

(a) The Company agrees to indemnify and hold harmless the Purchaser (and its directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Purchaser as a result of any material inaccuracy in or breach of the representations, warranties or covenants made by the Company herein.

(b) The Purchaser agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Company as result of any material inaccuracy in or breach of the representations, warranties or covenants made by the Purchaser herein. Notwithstanding anything to the contrary herein, the Purchaser shall be liable under this Section 7.1(b) for only that amount as does not exceed the net proceeds to the Purchaser as a result of the sale of the Shares.

     Section 7.2. Indemnification Procedure. Any party entitled to indemnification under this Article 7 (an "Indemnified Party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article 7 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of counsel to the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party's costs (including reasonable attorneys' fees, charges and disbursements) and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any settlement negotiations or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party, which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article 7 to the contrary, the indemnifying party shall not, without the Indemnified Party's prior written consent (which consent shall not be unreasonably withheld), settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnification required by this Article 7 shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, within ten
(10) Trading Days of written notice thereof to the indemnifying party so long as the Indemnified Party irrevocably agrees to refund such moneys, with interest, if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities to which the indemnifying party may be subject in each case pursuant to applicable law, rules or regulations.



                                    ARTICLE 8


                                  MISCELLANEOUS

     Section 8.1. Fees and Expenses. Each of the parties to this Agreement shall pay its own fees and expenses related to the transactions contemplated by this Agreement; except that, the Company shall pay, at the Initial Closing, a non-accountable expense allowance for the Purchaser's legal, administrative and due diligence costs and expenses of $50,000 to the Purchaser, and the escrow fee upon each Settlement. The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Shares pursuant hereto.

     Section 8.2. Specific Enforcement. The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

     Section 8.3. Entire Agreement; Amendment. The Transaction Documents contain the entire understanding of the parties with respect to the matters covered in the Transaction Documents. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought and no condition to closing any Draw Down in favor of the Purchaser may be waived by the Purchaser.

     Section 8.4. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:                          3636 Nobel Dr, Suite 400
                                            San Diego, CA 92122
                                            Attn:  Frederick A. Cary, President
                                                    and CEO
                                            Tel:  (858) 450-4220
                                            Fax: (858) 450-4203

with copies to:                             Brobeck, Phleger & Harrison LLP
(which shall not constitute notice):        12390 El Camino Real
                                            San Diego, California 92130-2081
                                            Attn:  Hayden Trubitt
                                            Tel:  (858) 720-2500
                                            Fax:  (858) 720-2555


If to Purchaser:                    as set forth on the signature page hereto

     Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto in accordance herewith. Section 8.5. Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 8.6. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

     Section 8.7. Successors and Assigns. This Agreement and the rights and obligations thereunder may not be assigned by either party. The parties hereto may not amend this Agreement or any rights or obligations hereunder without the prior written consent of the Company and the Purchaser.

     Section 8.8. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 8.9. Governing Law/Arbitration. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. The Company and the Purchaser agree to submit themselves to the in personam jurisdiction of the state and federal courts situated within the Southern District of the State of New York with regard to any dispute or controversy arising out of or relating to this Agreement. Any dispute or controversy under this Agreement or any Exhibit attached hereto shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. The Board of Arbitration shall be authorized and is directed to enter a default judgment against any party refusing to participate in the arbitration proceeding within thirty (30) days of any deadline for such participation. Any decision made by the Board of
Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The prevailing party shall be awarded its costs, including reasonable attorneys' fees, from the non-prevailing party as part of the arbitration award. Any party shall have the right to seek injunctive relief, including without limitation as set forth in
Section 8.2, from any court of competent jurisdiction in any case where such relief is available. The prevailing party in such injunctive action shall be awarded its costs, including reasonable attorneys' fees, from the non-prevailing party.

     Section 8.10. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile.

     Section 8.11. Publicity. Except as required by law or regulations or the rules of the Principal Market, neither the Company nor the Purchaser shall issue any press release or otherwise make any public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement, without the prior written consent of the other party. In connection with the Initial Closing, if the Company deems it necessary or desirable, the Company may issue a press release or file an appropriate report with the SEC regarding the transactions contemplated hereby; provided, however, that prior to issuing any such press release, making any such public statement or announcement, the Company obtains the prior consent of the Purchaser, which consent shall not be unreasonably withheld or delayed.

     Section 8.12. Severability. The provisions of this Agreement are severable and, in the event that The Board of Arbitration or any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely affect the economic rights of either party hereto.

     Section 8.13. Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, each of the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     Section 8.14. Effectiveness of Agreement. This Agreement shall become effective only upon satisfaction of the conditions precedent to the Initial Closing set forth in Article I of the Escrow Agreement.



                                    ARTICLE 9


                                   DEFINITIONS

     Section 9.1. Certain Definitions.

(a) "Commencement Date" shall have the meaning assigned to such term in Section 5.1(f) hereof.

(b)  "Commitment Amount" shall have the meaning assigned to such term in Section
     1.1 hereof.

(c) "Commitment Period" shall mean the period commencing on the Effective Date and expiring on the earliest to occur of (i) the date on which the Purchaser shall have exercised an aggregate amount of Draw Downs equal to the Commitment Amount, (ii) the date this Agreement is terminated in accordance with the terms hereof, or (iii) the date occurring 24 months after the Effective Date.

(d) "Common Stock" shall mean the Company's Class A Common Stock, $0.001 par value per share.

(e) "Disclosure Schedule" shall mean the schedules prepared by the Company and attached hereto.

(f) "Draw Down" shall have the meaning assigned to such term in Section 5.1(a) hereof.

(g) "Draw Down Notice" shall have the meaning assigned to such term in Section 5.1(f) hereof.

(h) "Draw Down Pricing Period" shall mean, as to any Draw Down, a period of consecutive Trading Days equal to the Pricing Days, beginning on the date specified in the Draw Down Notice; provided, however, the Draw Down Pricing Period shall not begin before the day on which receipt of such notice is confirmed by the Purchaser.

(i)  "DTC" shall have the meaning assigned to such term in Section 5.1(g).

(j)  "DWAC" shall have the meaning assigned to such term in Section 5.1(g).

(k) "Effective Date" shall mean the date the Registration Statement of the Company covering the Shares being subscribed for hereby is declared effective by the SEC.

(l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(m)  "GAAP"  shall  mean  the  United  States  Generally   Accepted   Accounting
     Principles as those conventions, rules and procedures are determined by the Financial Accounting Standards Board and its predecessor agencies.

(n)  "Initial  Closing" shall have the meaning assigned to such term in S ection
     1.2 hereof.

(o)  "Initial  Closing  Date"  shall have the  meaning  assigned to such term in
     Section 1.2 hereof.

(p) "Investment Amount" shall have the meaning assigned to such term in Section 5.1(f) hereof.

(q) "Material Adverse Effect" shall mean any adverse effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement or the Registration Rights Agreement or to perform its obligations under any other material agreement; provided, however, that the following shall not be taken into account in determining a "Material Adverse Event": (i) any adverse change, event or effect that is directly attributable to conditions affecting the United States economy generally unless such conditions adversely affect the Company in a materially disproportionate manner, and
     (ii) any adverse change, event or effect that is directly attributable to conditions affecting the Company's industry generally, unless such conditions adversely affect the Company in a materially disproportionate manner.

(r) "Material Agreement" shall mean any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which is required to be filed with the SEC as an exhibit to any of the SEC Documents.

(s) "Pricing Days" shall have the meaning assigned to such term in Section 5.1(e) hereof.

(t) "Principal Market" shall mean initially the OTC Bulletin Board and shall include the American Stock Exchange, the Nasdaq National Market, the Nasdaq Small-Cap Market and the New York Stock Exchange if the Company becomes listed and trades on such market or exchange after the date hereof.

(u) "Purchase Price" shall mean, with respect to Shares purchased during each applicable Draw Down Pricing Period and subject to Section 4.3(e), 91.5% of the VWAP on the date in question (the "Purchase Price Percentage"), except that, for each US$15,000,000 increase in the Market Cap over US$65,000,000 during the applicable Market Cap Period (as defined below), the Purchase Price Percentage shall be increased by 0.25% as to the applicable Draw Down Pricing Period until the Purchase Price Percentage equals 93.5%. The Market Cap shall be calculated by multiplying the number of shares of Common Stock issued and outstanding on the date in question by the VWAP of the Common Stock on such date. Notwithstanding anything to the contrary herein, such increases in the Purchase Price Percentage shall only occur if the increase in the Market Cap is maintained for at least twenty (20) consecutive Trading Days immediately prior to the date the applicable Draw Down Pricing Period commences (the "Market Cap Period"). By way of example, if the Market Cap is greater than US$79,999,999 during the entire Market Cap Period applicable to a Draw Down Pricing Period, the Purchase Price Percentage shall be 91.75% as to that Draw Down Pricing Period. However, if the Market Cap at any time during a subsequent Market Cap period is less than US$79,999,999 the Purchase Price Percentage as to such Draw Down Pricing Period shall be 91.5%.

(v) "Registration Statement" shall mean the registration statement under the Securities Act, to be filed with the Securities and Exchange Commission for the registration of the Shares pursuant to the Registration Rights
     Agreement   attached  hereto  as  Exhibit  A  (the   "Registration   Rights
     Agreement).

(w)  "SEC" shall mean the Securities and Exchange Commission.

(x) "SEC Documents" shall mean the Company's latest Form 10-K or Form 10-KSB as of the time in question, all Forms 10-Q or 10-QSB and 8-K filed thereafter until the time in question, the Proxy Statement for its latest fiscal year as of the time in question, and any exhibits to the aforementioned documents, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

(y) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(z) "Settlement" shall mean the delivery of the Draw Down Shares into the Purchaser's DTC account via DTC's DWAC System in exchange for payment therefor.

(aa) "Settlement Date" shall have the meaning assigned to such term in Section 5.1(b).

(bb) "Settlement Notice" shall have the meaning assigned to such term in Section 5.1(a)(i).

(cc) "Settlement Period" shall have the meaning assigned to such term in Section 5.1(b).

(dd) "Shares" shall mean, collectively, the shares of Common Stock of the Company being subscribed for hereunder and issued upon the exercise of a Draw Down (also referred to herein as the "Draw Down Shares") and the Warrant Shares.

(ee) "Threshold Price" shall mean the price per Share designated by the Company as the lowest VWAP during any Draw Down Pricing Period at which the Company shall sell its Common Stock in accordance with this Agreement.

(ff) "Trading Day" shall mean any day on which the Principal Market is open for business.

(gg) "Transaction Documents" shall mean this Agreement, the Registration Rights Agreement and the Escrow Agreement.

(hh) "VWAP" shall mean the daily volume weighted average price of the Company's Common Stock on the Principal Market as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. ET to 4:02 p.m. Eastern Time) using the VAP function on the date in question.

(ii) "Warrant"  shall  mean the  warrant  issued to the  Purchaser  pursuant  to
     Section 4.2(f) hereof.

(jj) "Warrant Shares" shall have the meaning set forth in Section 4.2(f) hereof.



                         ***********************

            [SIGNATURE PAGE TO EQUITY LINE PURCHASE AGREEMENT]



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date set forth above.


                              PATH 1 NETWORK TECHNOLOGIES INC.



                              By: /s/ Frederick A. Cary
                                 -------------------------------------
                                  Frederick A. Cary, President & CEO

                              DTKA HOLDINGS LIMITED



                              By: /s/ David Sims
                                 --------------------------------------
                                   Name: David Sims
                                   Title: Director

                                   Address for Notice:
                                     c/o Beacon Capital Management
                                     P.O. Box 972
                                     Roadtown, Tortola
                                     British Virgin Islands

                                 EXHIBIT A


                          REGISTRATION RIGHTS AGREEMENT



     THIS REGISTRATION RIGHTS AGREEMENT, dated as of January 17, 2002 between DTKA Holdings Limited ("Purchaser") and Path 1 Network Technologies Inc. (the "Company").

     WHEREAS, simultaneously with the execution and delivery of this Agreement, pursuant to a Common Stock Purchase Agreement dated the date hereof (the "Purchase Agreement") the Purchaser has committed to purchase up to $10,000,000 of the Company's Common Stock (terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement) and Warrants; and

     WHEREAS, the Company desires to grant to the Purchaser the registration rights set forth herein with respect to the Draw Down Shares and the Warrant Shares (collectively, the "Securities").

     NOW, THEREFORE, the parties hereto mutually agree as follows:

     Section 1. Registrable Securities. As used herein the term "Registrable Security" means the Securities until (i) all Securities have been disposed of pursuant to the Registration Statement, (ii) all Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met,
(iii) all Securities have been otherwise transferred to persons who may trade such Securities without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Securities not bearing a restrictive legend, or (iv) such time as, in the opinion of counsel to the Company, all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

Section 2. Restrictions on Transfer. The Purchaser acknowledges and understands that in the absence of an effective Registration Statement authorizing the resale of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144. The Purchaser understands that no disposition or transfer of the Securities may be made by Purchaser in the absence of (i) an opinion of counsel to the Purchaser, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act or (ii) such registration.

     With a view to making available to the Purchaser the benefits of Rule 144, the Company agrees to: (a) comply with the provisions of paragraph (c)(1) of Rule 144; and (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of the Purchaser, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

     Section 3. Registration Rights With Respect to the Securities.

(a) The Company agrees that it will prepare and file with the Securities and Exchange Commission ("Commission"), within thirty (30) days after the date hereof, a registration statement (on Form S-3 and/or S-1, or other appropriate form of registration statement) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of Purchaser, so as to permit a public offering and resale of the Securities under the Securities Act by Purchaser. The Company shall use its best efforts to cause the Registration Statement to become effective within ninety (90) days of the date hereof or five (5) days of SEC clearance and will within said five (5) days request acceleration of effectiveness. The Company will notify Purchaser of the effectiveness of the Registration Statement within one Trading Day of such event.

(b) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 hereof effective under the Securities Act until the earliest of (i) the date that all the Securities have been disposed of pursuant to the Registration Statement, (ii) the date that all of the Securities have been sold pursuant to the Registration Statement,
     (iii) the date that the Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) the date all Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (v) the date all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act (the "Effectiveness Period").

(c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the
     Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Purchaser shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered and the fees and expenses of its counsel. The Purchaser and its counsel shall have a reasonable period, not to exceed three (3) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide the Purchaser with copies of any comment letters received from the Commission with respect thereto within two (2) Trading Days of receipt thereof. The Company shall make reasonably available for inspection by Purchaser, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by the Purchaser or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Purchaser or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by the Purchaser and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of the Purchaser, underwriter, attorney, accountant or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Purchaser and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of Purchaser and other parties. The Company shall qualify any of the Securities for sale in such states as the Purchaser reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The
     Company at its expense will supply the Purchaser with copies of the Registration Statement and the final prospectus included therein (the "Prospectus") and other related documents in such quantities as may be reasonably requested by the Purchaser.

(d) The Company shall not be required by this Section 3 to include the Purchaser's Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Purchaser and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Purchaser and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

     If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Purchaser in writing of the existence of a Potential Material Event (as defined in Section 3(e) below), the Purchaser shall not offer or sell any Securities or engage in any other transaction involving or relating to Securities, from the time of the giving of notice with respect to a Potential Material Event until the Purchaser receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event (the "Suspension Period"); provided, however, that, if a Suspension Period occurs during any periods commencing on a Trading Day a Draw Down Notice is deemed delivered and ending ten (10) Trading Days following the end of the corresponding Draw Down Pricing Period, then the Company must compensate the Purchaser for any net decline in the market value of any Securities committed to be purchased by the Purchaser through the end of such Suspension Period. Net decline shall be calculated as the difference between the highest VWAP during the applicable Suspension Period and the VWAP on the Trading Day immediately following a properly delivered notice to the Purchaser that such Suspension Period has ended. The Company must give Purchaser notice in writing at least two
(2) Trading Days prior to the first day of the blackout period, if lawful to do so.

(e) Potential Material Event" means any of the following:

               (i) the possession by the Company of material information that is not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company or that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company; or

               (ii) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information; or

               (iii) pursuant to applicable law, a fundamental change that requires the Company to file a post-effective amendment to the Registration Statement, change the plan of distribution to the Prospectus, or must update the information included in the Prospectus pursuant to Section 10(a)(3) of the Securities Act.

     Section 4. Cooperation with Company. The Purchaser will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Purchaser and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. The Purchaser shall consent to be named as an underwriter in the Registration Statement. Purchaser acknowledges that in accordance with current Commission policy, the Purchaser will be named as the underwriter of the Securities in the Registration Statement.

     Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Purchaser's assistance and cooperation as reasonably required:

(a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Purchaser of such Registrable Securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the Prospectus, and any amendment or supplement thereto, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(b) prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of the Prospectus (including any supplements thereto), provide draft copies thereof to the Purchaser and reflect in such documents all such comments as the Purchaser (and its counsel) reasonably may propose and (ii) furnish to the Purchaser such numbers of copies of the Prospectus including a preliminary prospectus or any amendment or supplement to the Prospectus, as applicable, in conformity with the requirements of the Securities Act, and such other documents, as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

(c) register and qualify the Registrable Securities covered by the Registration Statement under the applicable blue sky laws (subject to the limitations set forth in Section 3(c) above), and do any and all other acts and things which may be reasonably necessary or advisable to enable the Purchaser to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

(d) list such Registrable Securities on the Principal Market, and any other exchange on which the Common Stock of the Company is then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or the Nasdaq Stock Market;

(e) notify the Purchaser at any time when the Prospectus is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment or curative supplement under Section 5(a) as quickly as commercially possible and the period beginning on the date of notice until the curative amendment is effective or curative supplement is provided to the Purchaser shall be deemed a Suspension Period and the Company shall compensate the Purchaser as set forth in Section 3(d) herein;

(f) as promptly as practicable after becoming aware of such event, notify the Purchaser who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any state authority of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

(g) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Purchaser of its Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary for issuers to perform under the circumstances;

(h) in the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriters reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such prospectus supplement or post-effective amendment; and

(i)  maintain a transfer agent for its Common Stock.

     Section 6.  Indemnification.

(a) The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act ("Distributing Purchaser") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, the Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, the Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Purchaser specifically for use in the preparation thereof. This Section 6(a) shall not inure to the benefit of any Distributing Purchaser with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Purchaser failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the Prospectus to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Distributing Purchaser was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) Each Distributing Purchaser agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, the Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, the Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Purchaser specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Purchaser may otherwise have. Notwithstanding anything to the contrary herein, the Distributing Purchaser shall not be liable under this Section 6(b) for any amount in excess of the net proceeds to such Distributing Purchaser as a result of the sale of Registrable Securities pursuant to the Registration Statement.

(c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. In case any such action is brought against any
     indemnified   party,  and  it  notifies  the  indemnifying   party  of  the
     commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Purchaser, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Purchaser and the indemnifying party and the Distributing Purchaser shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Purchaser (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Purchaser, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Purchaser, which firm shall be designated in writing by the Distributing Purchaser and be approved by the indemnifying party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

     All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within ten (10) Trading Days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.

     Section 7. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Purchaser shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Purchaser on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Purchaser agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Notwithstanding any other provision of this Section 7, in no event shall any (i) Purchaser be required to undertake liability to any person under this
Section 7 for any amounts in excess of the dollar amount of the net proceeds to be received by the Purchaser from the sale of the Purchaser's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

     Section 8. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be delivered as set forth in the Purchase Agreement.

     Section 9. Assignment. Neither this Agreement nor any rights of the Purchaser or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Common Stock purchased by the Purchaser pursuant to the Purchase Agreement other than through open-market sales, and (b) upon the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed in the case of an assignment to an affiliate of the Purchaser, the Purchaser's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Purchaser) who agrees to be bound hereby.

     Section 10. Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

     Section 11. Remedies and Severability. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of those that may be hereafter declared invalid, illegal, void or unenforceable.

     Section 12. Conflicting Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Purchasers in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

     Section 13. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. The Company and the Purchaser agree to submit themselves to the in personam jurisdiction of the state and federal courts situated within the Southern District of the State of New York with regard to any controversy arising out of or relating to this Agreement. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. Any dispute under this Agreement shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. The Board of Arbitration shall be authorized and is directed to enter a default judgment against any party refusing to participate in the arbitration proceeding within thirty days of any deadline for such participation. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The prevailing party shall be awarded its costs, including attorneys' fees, from the non-prevailing party as part of the arbitration award. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. The prevailing party in such injunctive action shall be awarded its costs, including attorney's fees, from the non-prevailing party.


                       ***************************

                 [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]


     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date set forth above. PATH 1 NETWORK TECHNOLOGIES INC.



                                 By: /s/ Frederick A. Cary
                                    --------------------------------------
                                    Frederick A. Cary, President & CEO


                                 DTKA HOLDINGS LIMITED



                                 By: /s/ David Sims
                                    --------------------------------------
                                    Name: David Sims
                                    Title: Director

                                    EXHIBIT B


                                ESCROW AGREEMENT


     THIS ESCROW AGREEMENT (this "Agreement") is made as of January 17, 2002 by and among Path 1 Network Technologies Inc., a corporation incorporated under the laws of Delaware (the "Company"), DTKA Holdings Limited ("Purchaser"), and Feldman Weinstein LLP with offices at 36 West 44th Street, New York, New York 10036-8102 (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Common Stock Purchase Agreement referred to in the first recital.

     WHEREAS, the Purchaser will from time to time as requested by the Company, purchase shares of the Company's Common Stock from the Company as set forth in that certain Common Stock Purchase Agreement (the "Purchase Agreement") dated the date hereof between the Purchaser and the Company, which will be issued as per the terms and conditions contained herein and in the Purchase Agreement; and

     WHEREAS, the Company and the Purchaser have requested that the Escrow Agent hold in escrow and then distribute the initial documents and certain funds which are conditions precedent to the effectiveness of the Purchase Agreement, and have further requested that upon each exercise of a Draw Down, the Escrow Agent hold the relevant documents and the applicable purchase price pending receipt by Purchaser of the Draw Down Shares;

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:


                                    ARTICLE 1



                   TERMS OF THE ESCROW FOR THE INITIAL CLOSING

     1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds and documents which are referenced in Section 4.2 of the Purchase Agreement.

     1.2. At the Initial Closing, the Company shall deliver to the Escrow Agent:

               (i) the original executed Registration Rights Agreement in the form of Exhibit A to the Purchase Agreement;

               (ii) the original executed opinion of Brobeck Phleger & Harrison LLP in the form of Exhibit C to the Purchase Agreement;

               (iii) the sum of $50,000;

               (iv) the original executed Company counterpart of this Escrow Agreement;

               (v) the Original executed Warrant;

               (vi) the original executed Company counterpart of the Purchase Agreement; and

               (vii) a warrant issued to Jesup & Lamont Securities Corporation otherwise identical to the Warrant ("J&L Warrant")

     1.3. Upon receipt of the foregoing, and receipt of executed counterparts from the Purchaser of the Purchase Agreement, the Registration Rights Agreement and this Escrow Agreement, the Escrow Agent shall wire transfer $50,000 per the instructions of the Purchaser for Purchaser's legal, administrative and due diligence costs and expenses and the Escrow Agent shall then arrange to have the Purchase Agreement, this Escrow Agreement, the Registration Rights Agreement, the Warrant, the J&L Warrant and the opinion of counsel delivered to the appropriate parties.

     1.4. Wire transfers to the Escrow Agent shall be made as follows:

                           Chase Manhattan Bank, NA
                           510 Fifth Avenue
                           New York, NY 10036 USA
                           ABA Routing Number: 021000021
                           Account Number: 987074342668
                           Name of Account: Feldman Weinstein LLP Master Escrow
                                            Account
                           Remark:  PNWK


                                   ARTICLE II


                     TERMS OF THE ESCROW FOR EACH DRAW DOWN

     2.1. Each time the Company shall send a Draw Down Notice to the Purchaser as provided in the Purchase Agreement, it shall send a copy, by facsimile, to the Escrow Agent.

     2.2. Each time the Purchaser shall purchase Shares pursuant to a Draw Down, the Purchaser shall send the applicable purchase price of the Draw Down Shares to the Escrow Agent, which shall promptly, but no later than within one (1) Trading Day advise the Company in writing that it has received the purchase price for such Draw Down Shares. The Company shall promptly, but no later than two (2) Trading Days after receipt of such funding notice from the Escrow Agent, cause its transfer agent to issue the Draw Down Shares to the Purchaser via DTC's DWAC system to the account specified by the Purchaser from time to time, deliver the original executed opinion of the Company's outside counsel in the form of Exhibit C to the Purchase Agreement and a Form 424(b) supplemental prospectus to the Escrow Agent. Upon receipt of written confirmation from the transfer agent or from the Purchaser that such Draw Down Shares have been so deposited, the opinion and the supplemental prospectus have been so delivered, the Escrow Agent shall, within one (1) Trading Day wire 95% of the Purchase Price of the Draw Down per the written instructions of the Company, net of $1,000 as escrow expenses to the Escrow Agent, and the remaining 5% per the instructions of Jesup & Lamont Securities Corporation and deliver the opinion and the supplemental prospectus to the Purchaser.

     2.3. In the event that such Draw Down Shares are not in the Purchaser's DTC account and the opinion and supplemental prospectus are not delivered to the Purchaser within three (3) Trading Days of the date of the Escrow Agent's notice, then Purchaser shall have the right to demand, by notice, the return of the Purchase Price, and the applicable Draw Down Notice shall be deemed cancelled.


                                   ARTICLE III



                                  MISCELLANEOUS

     3.1. No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

     3.2. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax or overnight courier, and shall be deemed received upon receipt thereof, at the addresses set forth in the Purchase Agreement.

     3.3. This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

     3.4. This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by their respective agents duly authorized in writing or as otherwise expressly permitted herein.

     3.5. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

     3.6. The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Except as expressly set forth herein, any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall be brought in the Federal or state courts of New York, New York as is more fully set forth in the Purchase Agreement.

     3.7. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, Purchaser and the Escrow Agent.

     3.8. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, excepting only its own gross negligence or willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law (other than Escrow Agent itself) shall be presumptive evidence of such good faith.

     3.9. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     3.10. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder or hereunder.

     3.11. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for the Purchaser, and may continue to act as legal counsel for the Purchaser, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company consents to the Escrow Agent in such capacity as legal counsel for the Purchaser and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Purchaser and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

     3.12. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Purchaser. In the event of any such resignation, the Purchaser and the Company shall appoint a successor Escrow Agent.

     3.13. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     3.14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (i) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment of a board of arbitration or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (ii) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the State and City of New York in accordance with the applicable procedure therefor.

     3.15. The Company and the Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow
Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

                            *************************

                      [SIGNATURE PATE TO ESCROW AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth above. PATH 1 NETWORK TECHNOLOGIES INC.



                          By:  /s/ Frederick A. Cary
                             -------------------------------------------------
                             Frederick A. Cary, President & CEO


                          DTKA HOLDINGS LIMITED



                          By: /s/ David Sims
                             -------------------------------------------------
                             Name: David Sims
                             Title: Director

                          ESCROW AGENT:

                          FELDMAN WEINSTEIN LLP



                          By: /s/ David Feldman
                             -------------------------------------------------
                             Name: David Feldman
                             Title: President



                                    EXHIBIT C


January 17, 2002                                 Brobeck, Phleger & Harrison LLP
                                                            12390 El Camino Real
                                               San Diego, California  92130-2081
                                                              TEL   858.720.2500
                                                              FAX   858.720.2555
                                                                 www.brobeck.com

                              DTKA Holdings Limited

Ladies and Gentlemen:

     We have acted as counsel for Path 1 Network Technologies Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale of warrants to purchase shares of Common Stock and up to $10,000,000.00 worth of shares of the Company's Class A Common Stock ("Common Stock") pursuant to that certain Common Stock Purchase Agreement dated January 17, 2002 (the "Purchase Agreement") between the Company and you. This opinion letter is being rendered to you pursuant to Section 4.2(e) of the Purchase Agreement. Capitalized terms not otherwise defined in this opinion letter have the meanings given them in the Purchase Agreement.

     In connection with the opinions expressed herein, we have made such examination of matters of law and of fact as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Purchase Agreement and upon certificates and statements of government officials and of officers of the Company. With respect to our opinion in paragraph 7 regarding issued and outstanding capital stock of the Company, such opinion is based solely on our review of a certificate of the Company and of the Company's stock records and resolutions of the Company's Board of Directors relating to such issuances. We have also examined originals or copies of such corporate documents or records of the Company as we have considered appropriate for the opinions expressed herein. We have assumed for the purposes of this opinion letter the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of such copies.

     In  rendering  this  opinion  letter  we have  also  assumed:  (A) that the
Purchase   Agreement,   the  Registration   Rights  Agreement  and  the  Warrant
(collectively, the "Transaction Agreements"), have been duly and validly executed and delivered by you or on your behalf, that you have the power to enter into and perform all your obligations thereunder and have taken any and all necessary corporate, partnership or other relevant action to authorize the Transaction Agreements, and that the Transaction Agreements constitute valid, legal, binding and enforceable obligations upon you; (B) that the representations and warranties made in the Purchase Agreement by you are true and correct; and (C) that any wire transfers, drafts or checks tendered by you will be honored.

     As used in this opinion letter, the expression "we are not aware" or the phrase "to our knowledge," or any similar expression or phrase with respect to our knowledge of matters of fact, means as to matters of fact that, based on the actual knowledge of individual attorneys within the firm principally responsible for handling current matters for the Company (and not including any constructive or imputed notice of any information), and after an examination of documents referred to herein and after inquiries of certain officers of the Company, no facts have been disclosed to us that have caused us to conclude that the opinions expressed are factually incorrect; but beyond that we have made no factual investigation for the purposes of rendering this opinion letter. Specifically, but without limitation, we have not searched the dockets of any courts and we have made no inquiries of securities holders or employees of the Company, other than such officers. No inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of the opinions set forth below.

     This opinion letter relates solely to the laws of the State of California, the General Corporation Law of the State of Delaware and the federal law of the United States and we express no opinion with respect to the effect or application of any other laws. Special rulings of authorities administering such laws or opinions of other counsel have not been sought or obtained. Furthermore, we invite your attention to the fact that the Transaction Agreements state that they are governed by the laws of the State of New York. We have made no investigation of New York law nor consulted with counsel admitted to practice law in the State of New York. We have not examined the question of what law would govern the interpretation or enforcement of the Transaction Agreements, and our opinion with regard to the validity, binding nature and enforceability of the Transaction Agreements is based upon the assumption that the internal laws of the State of California would govern the provisions thereof.

     Based upon our examination of and reliance upon the foregoing and subject to the limitations, exceptions, qualifications and assumptions set forth below and except as set forth in the Purchase Agreement or the Disclosure Schedule thereto, we are of the opinion that as of the date hereof:

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Company's SEC Documents. The Company and each subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the Company owns or leases property, other than those in which the failure so to qualify would not have a Material Adverse Effect.

2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Agreements and to issue the Shares. The execution and delivery of the Transaction Agreements by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of the Transaction Agreements (other than any Warrants to be issued after the signing of the Purchase Agreement pursuant to the terms of the Purchase Agreement) has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable by you against the Company in accordance with its terms.

3. The execution, delivery and performance of the Transaction Agreements by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Shares, the Warrant and the shares issuable upon exercise of the Warrant (the "Warrant Shares"), do not and will not (i) result in a violation of the Company's Charter (the "Charter) or Bylaws (the "Bylaws"); (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party that has been included as an exhibit to the Company's last annual report with the SEC on Form 10-K (the "Last 10-K"); or (iii) result in a violation of any federal or California law, rule or regulation applicable to the Company or by which any property or asset of the Company is bound or affected, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect. To our knowledge, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

4. When issued and paid for, the Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable, and free of (a) any liens, encumbrances imposed by the Company and (b) preemptive or similar rights contained in the Charter or Bylaws or, to our knowledge, in any agreement to which the Company is party.

5. To our knowledge, there are no claims, actions, suits, proceedings or investigations that are pending against the Company or its properties, or against any officer or director of the Company in his or her capacity as such, regarding the right or power of the Company to enter into and perform the Agreements, nor has the Company received any written threat of any such claims, actions, suits, proceedings, or investigations.

6. To our knowledge, there are no outstanding options, warrants, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any right to subscribe for or acquire any shares of Common Stock or contracts, commitments, understanding, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock, except as described in the SEC Documents or the Agreements.

7. The authorized capital stock of the Company consists of 10,000,000 shares of Class A common stock, $0.001 par value per share, of which to our knowledge as of the date hereof, 8,814,226 shares are issued and outstanding and 20,000,000 shares of class B common stock of which none are issued and outstanding.

     Our opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

     (A) The legality, validity, binding nature and enforceability of the Company's obligations under the Transaction Agreements may be subject to or limited by (1) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer and other similar laws affecting the rights of creditors generally; (2) general principles of equity (whether relief is sought in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of any court of competent jurisdiction in awarding specific performance or injunctive relief and other equitable remedies; and (3) without limiting the generality of the foregoing, (a) principles requiring the consideration of the impracticability or impossibility of performance of the Company's obligations at the time of the attempted enforcement of such obligations, and (b) the effect of California court decisions and statutes which indicate that provisions of the Transaction Agreements which permit any of you to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis in good faith or that it be shown that such action is reasonably necessary for your protection.

     (B) We express no opinion as to the Company's or this transaction's compliance or noncompliance with applicable federal or state antifraud or antitrust statutes, laws, rules and regulations or Section 721 (as amended by Section 5021 of the Omnibus Trade and Competitiveness Act of 1988: the so-called "Exon-Florio" provision) of the Defense Production Act of 1950 and the regulations thereunder.

     (C) We express no opinion concerning the past, present or future fair market value of any securities.

     (D)  We  express  no  opinion  as  to  the  enforceability   under  certain
circumstances of any provisions indemnifying a party against, or requiring contributions toward, that party's liability for its own wrongful or negligent acts, or where indemnification or contribution is contrary to public policy or prohibited by law. In this regard, we advise you that in the opinion of the Securities and Exchange Commission, provisions regarding indemnification of directors, officers and controlling persons of an issuer against liabilities arising under the Securities Act of 1933, as amended, are against public policy and are therefore unenforceable.

     (E)  We  express  no  opinion  as  to  the  enforceability   under  certain
circumstances of any provisions prohibiting waivers of any terms of the Transaction Agreements other than in writing, or prohibiting oral modifications thereof or modification by course of dealing. In addition, our opinions are subject to the effect of judicial decisions which may permit the introduction of extrinsic evidence to interpret the terms of written contracts such as the "Transaction Agreements."

     (F) We express no opinion as to the effect of Section 1670.5 of the California Civil Code or any other California law, federal law or equitable principle which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds to have been unconscionable at the time it was made or contrary to public policy.

     (G) We express no opinion as to the effect of Sections 1203 and 1102(3) of the California Uniform Commercial Code or any other California law, federal law or equitable principle, providing for an obligation of good faith in the performance or enforcement of contracts and prohibiting disclaimer of such obligation.

     (H) Our opinion in paragraph 3 is limited to laws and regulations normally applicable to transactions of the type contemplated in the Transaction Agreements and does not extend to licenses, permits and approvals necessary for the conduct of the Company's business. In addition and without limiting the previous sentence, we express no opinion herein with respect to the effect of any land use, safety, hazardous material, environmental or similar law, or any local or regional law. Further, we express no opinion as to the effect of or compliance with any state or federal laws or regulations applicable to the transactions contemplated by the Transaction Agreements because of the nature of the business of any party thereto other than the Company. Also, we express no opinion with respect to any patent, copyright, trademark or other intellectual property matter, or as to the statutes, regulations, treaties or common laws of any nation, state or jurisdiction with regard thereto.

     (I) In connection with our opinion in paragraph 4 relating to the agreements attached as exhibits in the Last 10-K, we have not reviewed, and express no opinion on, (i) financial covenants or similar provisions requiring financial calculations or determinations to ascertain whether there is any such conflict or (ii) provisions relating to the occurrence of a "material adverse event" or words of similar import. In addition, our opinion relating to the agreements attached as exhibits in the Last 10-K is subject to the effect of judicial decisions which may permit the introduction of extrinsic evidence to interpret the terms of written contracts or allow non-written modifications of written contracts. Moreover, to the extent that any of the agreements attached as exhibits in the Last 10-K are governed by the laws of any jurisdiction other than the State of California our opinion relating to those agreements is based solely upon the plain meaning of their language without regard to interpretation or construction that might be indicated by the laws governing those agreements.

     (J) We express no opinion as to your compliance with any Federal or state law relating to your legal or regulatory status or the nature of your business.
(K) We express no opinion as to the compliance of the Company or the sale of the Common Stock to Purchaser with the provisions of the Small Business Investment Act of 1958 or the Investment Company Act of 1940.

     (L) We express no opinion as to the effect of subsequent issuances of securities of the Company, to the extent that further issuances may be integrated with the Closings contemplated by the Purchase Agreement and to the extent that notwithstanding its reservation of shares upon the exercise of the Warrants, the Company may issue so many shares of Common Stock that there are not enough remaining authorized but unissued shares of Common Stock to issue the full amount of Shares upon the exercise of the Warrants.

     (M) Our opinions with regard to each respective Transaction Agreement do not extend to other agreements or instruments (or forms of agreements or instruments) which may be attached thereto as exhibits.

     (N) We express no opinion as to: (1) The enforceability under certain circumstances of provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights, or defenses to obligations or rights granted by law, when such waivers are against public policy or prohibited by law; (2) The enforceability under certain circumstances of provisions to the effect that rights or remedies may be exercised without notice, or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy; (3) The enforceability under certain circumstances of provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, or that election of a particular remedy or remedies does not preclude recourse to one or more remedies; (4) Any provision providing for the exclusive jurisdiction of a particular court or purporting to waive rights to trial by jury, service of process or objections to the laying of venue or to forum on the basis of forum non conveniens, in connection with any litigation arising out of or pertaining to the Transaction Agreements; (5) Section 8.9 of the Stock Purchase Agreement and Section 14 of the Registration Rights Agreement; (6) Section 8.9 of the Stock Purchase Agreement and Section 14 of the Registration Rights Agreement to the extent that it purports to exclude conflict of law principles under applicable state law; or
(7) The effect of any applicable state law, federal law or equitable principles which limit the amount of attorneys' fees that can be recovered under certain circumstances.

     This opinion letter is rendered as of the date first written above solely for your benefit in connection with the Purchase Agreement and may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company. We assume no obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

                                 Very truly yours,
                                 BROBECK, PHLEGER & HARRISON LLP


                                    EXHIBIT D

                     DRAW DOWN NOTICE/COMPLIANCE CERTIFICATE


                        Path 1 Network Technologies Inc.



     The undersigned hereby certifies, with respect to shares of Common Stock of Path 1 Network Technologies Inc. (the "Company") issuable in connection with this Draw Down Notice and Compliance Certificate dated _____________ (the "Notice"), delivered pursuant to the Common Stock Purchase Agreement dated as of January 17, 2002 (the "Agreement"), as follows:

               1. The undersigned is the duly appointed Chief Executive Officer of the Company.

               2. Unless as otherwise set forth in a Disclosure Schedule attached hereto, the representations and warranties of the Company set forth in the Agreement are true and correct in all material respects as though made on and as of the date hereof and all SEC Documents are as represented in Section 2.1 of the Agreement.

               3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the date of this Draw Down Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

               4. The Investment Amount is $___________.

               5. The Threshold Price, if any, is $__________.

               6. The Draw Down Pricing Period shall commence on ____________.

               7. The number of Pricing Days shall be _______.

               The undersigned has executed this Certificate this ____ day of ________, _____.

                                 PATH 1 NETWORK TECHNOLOGIES INC.


                                 By: _______________________________
                                      Name:



                                    EXHIBIT E

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT" OR ANY OTHER APPLICABLE STATE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO REGULATION D AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS.

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT" OR ANY OTHER APPLICABLE STATE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO REGULATION D AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS.



                             STOCK PURCHASE WARRANT


                  To Purchase 61,131 Shares of Common Stock of

                        PATH 1 NETWORK TECHNOLOGIES INC.

     THIS CERTIFIES that, for value received, DTKA Holdings Limited (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on January 18, 2002 (the "Termination Date") but not thereafter, to subscribe for and purchase from Path 1 Network Technologies Inc., a corporation incorporated in the State of Delaware (the "Company"), up to 61,131 shares (the "Warrant Shares") of Common Stock, $0.001 par value, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $5.6436 (subject to adjustment hereunder). The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Common Stock Purchase Agreement dated as of January 17, 2002, pursuant to which this Warrant has been issued (the "Purchase Agreement"), the Purchase Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

     1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     2. Authorization of Shares. The Company covenants that all the Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3. Exercise of Warrant.

          (a) Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, or by means of a cashless exercise as provided herein, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within 5 Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the fifth Trading Day after the date of exercise, then the Holder will have the right to rescind such exercise. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise by the eighth Trading Day after the date of exercise, and if after such eighth Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with a market price on the date of exercise totaled $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

          (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

          (c) This Warrant shall also be exercisable by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

               (A) = the average of the high and low trading prices per share of Common Stock on the five (5) Trading Days immediately preceding the date of such election on the Nasdaq Stock Market, or if the Common Stock is not traded on the Nasdaq Stock Market, then the Principal Market in terms of volume;

               (B) = the Exercise Price of this Warrant; and

               (X) = the number of Warrant Shares issuable upon exercise of the this Warrant in accordance with the terms of this Warrant and the notice of exercise.

          (d) Notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to exercise this Warrant for Warrant Shares to the extent that (x) the number of shares of Common Stock owned by such Holder (other than Warrant Shares issuable upon exercise of this Warrant) plus,
     (y) the number of Warrant Shares issuable upon exercise of this Warrant, would be equal to or exceed 9.9% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon exercise of this Warrant held by the Holder after application of this Section 3(d). As used herein, beneficial ownership shall be determined in accordance with
     Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 3(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of the Holder to exercise this Warrant into Warrant Shares at such time as such exercise will not violate the provisions of this Section 3(d). The provisions of this Section 3(d) may be waived by the Holder of this Warrant upon, at the election of the Holder, with 61 days' prior notice to the Company, and the provisions of this Section 3(d) shall continue to apply until such 61st day (or such later date as may be specified in such notice of waiver). No exercise of this Warrant in violation of this Section 3(d) but otherwise in accordance with this Warrant shall affect the status of the Warrant Shares issued upon such exercise as validly issued, fully-paid and nonassessable.

          (e) Piggyback Registration Rights. In addition to the registration rights granted pursuant to the Registration Rights Agreement, the Company shall be obligated to register the Warrant Shares for resale by the Holder on the first registration statement that the Company files with the Commission after the Initial Exercise Date. Any registration statement filed pursuant to this Agreement shall be maintained and remain effective during the term of this Warrant. In the event that the Company fails to register the Warrant Shares for resale as set forth herein, then the Exercise Price of this Warrant shall decrease by $0.25 for each registration statement filed with the Commission that does not also register the Warrant Shares.

     4.  No  Fractional   Shares  or  Scrip.  No  fractional   shares  or  scrip
representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

     5. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     6. Closing of Books. Other than in the ordinary course of business, the Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

     7. Transfer, Division and Combination.

          (a)  Subject  to  compliance  with  any  applicable  securities  laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the
     Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. In the event that the Holder wishes to transfer a portion of this Warrant, the Holder shall transfer at least 50,000 shares underlying this Warrant to any such transferee. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued. Notwithstanding the above, the Holder shall not transfer this Warrant or any rights hereunder to any person or entity which is then engaged in a business that is in the reasonable judgment of the Company is in direct competition with the Company.

          (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

          (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

     8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price or by means of a cashless exercise, the Warrant Shares so purchased shall be and be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

     9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

     10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     11. Adjustments of Exercise Price and Number of Warrant Shares, Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.


     12. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Warrant Shares for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this
Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

     13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

     14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

     15. Notice of Corporate Action. If at any time:

          (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

          (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with
     Section 17(d).

     16. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

     The Company shall not by any action, including, without limitation, amending its corporate charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     17. Miscellaneous.

          (a) Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of California, without regard to its conflict of law, principles or rules, and be subject to arbitration pursuant to the terms set forth in the Purchase Agreement.

          (b) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

          (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any Holder or holder of Warrant Shares.

          (h) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          (i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          (j)  Headings.   The  headings  used  in  this  Warrant  are  for  the
     convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  January 17, 2002

                        PATH 1 NETWORK TECHNOLOGIES INC.



                    By: /s/ Frederick A. Cary
                       ---------------------------------------
                           Frederick A. Cary, President & CEO

     To: Path 1 Network Technologies Inc.


     (1) The undersigned hereby elects to purchase ________ Warrant Shares (the "Common Stock"), of Path 1 Network Technologies Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

     (2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

        ----------------------------------------


The Warrant Shares shall be delivered to the following address:


         ----------------------------------------

         ----------------------------------------

         ----------------------------------------




                          [PURCHASER]


                          By: ______________________________
                                Name:
                                Title:

                          Dated:  ________________________

                           NOTICE OF CASHLESS EXERCISE

To:  Path 1 Network Technologies Inc.

                  (1) The undersigned hereby elects to convert by cashless exercise the right to purchase ________ Warrant Shares (the "Exercised Rights"), of Path 1 Network Technologies Inc. into shares of Common Stock pursuant to the terms of the attached Warrant. Pursuant to Section 3 of the Warrant, no payment will be tendered.

                  (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

         ----------------------------------------
         (Name)

         ----------------------------------------
         (Address)

         ----------------------------------------


o    Exercise Date: ____________

o    Date of Trading Day preceding Exercise Date: ____________

o Average of the high ($________) and low ($________) trading prices per share of Common Stock for the five (5) Trading Days immediately preceding the Exercise Date: $________ ("A")

o    Exercise Price of the Warrants: $________ ("B")

o    Exercised Rights: ________ ("X")

o Calculation of quotient [((A-B) * (X)) / A]: ________. A certificate shall be issued for the number of shares equal to the whole number portion of this quotient, which is ________. The Company shall pay a cash adjustment in respect of the fractional portion of this quotient in an amount equal to the product of the fractional portion of this quotient and the Exercise Price, which product is ________.


                               ------------------------------
                               Signature                 Date

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                      Do not use this form to exercise the
                                   warrant.)



     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is
------------------------------------------------

---------------------------------------------------------------.


---------------------------------------------------------------

                                         Dated:  ______________, _______


                 Holder's Signature:       _____________________________

                 Holder's Address:         _____________________________




Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.


                                   EXHIBIT F

            SCHEDULE OF EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES


     This Schedule of Exceptions is made and given pursuant to Article 2 of the Common Stock Purchase Agreement dated January __, 2002 by and among Path 1Network Technologies Inc. and the Purchaser listed in the Common Stock Purchase Agreement attached thereto (the "Agreement"). The section numbers in this Schedule of Exceptions correspond to the section numbers in the Agreement; however, any information disclosed herein under any section number shall be deemed to be disclosed and incorporated into any other section number under the Agreement where such disclosure would otherwise be appropriate. Any terms defined in the Agreement shall have the same meaning when used in this Schedule of Exceptions as when used in the Agreement unless the context otherwise requires.

     Nothing herein constitutes an admission of any liability or obligation on the part of the Company nor an admission against the Company's interest. The inclusion of any schedule herein or any exhibit hereto should not be interpreted as indicating that the Company has determined that such an agreement or other matter is necessarily material to the Company. The Purchaser acknowledges that certain information contained in these schedules may constitute material confidential information relating to the Company, which may not be used for any purpose other than that contemplated in the Agreement. Copies of the agreements described herein are available upon request of the Company for review by the Purchaser.




                                 Section 2.1 (c)
                                 Capitalization


     The Company had an agreement with an existing shareholder to purchase up to 700,000 shares of the Company's Class A Common Stock ("Common Stock") at US$5.00 per share. For each share purchased, the Company has committed to provide a warrant for one additional share of Common Stock at US$5.00 per share exercisable for a two-year period from the time of investment. The shareholder has defaulted under the agreement and the Company is exploring its legal alternatives and believes that it is under no duty to accept investment funds from the shareholder or to deliver equities to him.


     The Company has an outstanding obligation to provide 586,109 shares of Common Stock (originally valued at US$4 million) to Michael Florea, an executive of the Company, pursuant to a bonus arrangement in his employment agreement with the Company, which was established as a provision in an agreement when Path 1 purchased Mr. Florea's company.


     The Company has proposed the establishment of a Company stock purchase plan to its shareholders in a proxy with written consent.


     The Company's Board of Directors voted at a meeting on October 3, 2001, to offer all holders of options to purchase shares of the Company's Class B Common Stock a one-time opportunity to exchange those options for options to purchase shares of Common Stock. All eligible participants accepted the offer to exchange and the shareholders approved the exchange.


     Leitch Technology Corporation has certain rights, including but not limited to a demand registration right, under terms of their prior investment in the Company. Further information on Leitch's rights is available in our SEC filings and in the Stock Purchase Agreement between Path 1 and Leitch dated April 10, 2000.


     The Company engaged Heidrick and Struggles to find a President and CEO for Path 1 in 2001. As part of the executive search fee agreement, which resulted in the engagement of the Company's current CEO, Path 1 agreed to issue a warrant to H&S based on the candidate's compensation during the first year of employment.


     The Company has filed, on Form S-8, its 2000 Stock Option/Stock Issuance Plan as part of its overall incentive compensation program for its employees. The plan allows for options on up to 4,260,000 shares of common stock to be granted to employees, directors and/or consultants of the Company. In addition, options on approximately 1 million shares of common stock were granted prior to the Plan's inception.


                                 Section 2.1 (e)
                       SEC Documents, Financial Statements


     The Company has disclosed certain information, which has not been disclosed publicly by the Company. For example, the Company's Business Plan is not publicly available but has been disclosed to Purchaser in this due diligence process. Other related information, such as, sales projection and cash flow projections are also not a matter of public record.


                                 Section 2.1 (f)
                                  Subsidiaries


     The Company maintains several subsidiary organizations, mainly related to its Silicon Systems business unit (aka Sistolic) as part of its intellectual property and tax planning with respect to the acquisition of Metar ADC (Mr. Florea's company, referenced above) in October 2000. These subsidiaries are listed below:


          o Path 1 Holdings, Inc., a Delaware company is a wholly owned subsidiary of Path 1 Network Technologies Inc.


          o PNWK Europe C.V., a Netherlands limited partnership is 99 percent owned by Path 1 Network Technologies Inc. as limited partner and 1 percent owned by Path 1 Holdings, Inc. as general partner.


          o Path 1 Network Technologies Europe B.V., a Netherlands limited liability corporation is wholly owned by PNWK Europe C.V.


          o Path 1 Network Technologies Europe B.V. Amsterdam Olanda Sucursala Bucuresti Romania, a Romanian Branch of the Netherlands limited liability corporation is wholly owned by Path 1 Network Technologies Europe B.V.



                                 Section 2.1 (g)
                           No Material Adverse Effect


     Since the date of the most recently filed Form 10-Q, there has been one specific event that could have a material adverse effect on the Company. On November 2, 2001, the Company announced a financing arrangement with R&S Invest/Meeuwi deKraker for an equity investment of US$3.5 million. The terms of the financing called for a Note to be paid over six months at about US$0.5 million per month. R&S Invest has failed to make its payments on the note and we consider them in default of their obligations. Path 1 was counting on those funds to support operations and is working on obtaining alternative sources of capital, including this equity line of credit.


                                 Section 2.1 (h)
                           No Undisclosed Liabilities


     The Company has a contingent liability to Metar ADC related to the purchase of its intellectual property. Two remaining payments of US$250,000 and US$600,000 may be payable, subject to certain conditions, on October 13, 2002 and October 13, 2003, respectively.


     The Company has a liability to Mr. Franklin Felber as a result of the settlement of a lawsuit. The amount of the liability was determined last week at 100,000 shares of Path 1 common stock and approximately US$54,000 in cash, all of which had been reserved and accrued by the Company.


     As discussed above, the Company has an outstanding obligation to provide 586,109 shares of Common Stock to Michael Florea, an executive of the Company, pursuant to a bonus arrangement in his employment agreement with the Company and as a condition of the acquisition of Metar. The obligation was not recorded on our Form 10-Qs but will be recorded at year-end and will appear in our Form 10-K.


     The Company has certain severance agreements with former employees. Payments to those former employees are in the form of salary continuation and, as such, are not recorded as liabilities. The remaining amount of those liabilities is approximately US$150,000 and will be completely paid by July 2002. An additional termination and severance package is being concluded and should not cost the Company more than US$50,000.


     In addition, the Company is subject to certain obligations with respect to its credit cards. Its agreement with Union Bank of California requires the retention of certain funds to protect against non-payment of credit card debt incurred by its employees.


                                 Section 2.1 (i)
                     No Undisclosed Events or Circumstances


     The Company has the aforementioned R&S Invest, Metar ADC and Felber agreements/issues.


                                 Section 2.1 (l)
                                 Actions Pending


     The Company has engaged a contingency attorney, Richard Leuthold, to seek recovery under our D&O insurance from National Union Insurance Company. National Union has refused to reimburse Path 1 for expenses related to the Felber lawsuit, which was settled January 2001. An arbitration hearing is scheduled for mid-February. There are only minimal costs to Path 1.


                                 Section 2.1 (o)
                                  Certain Fees


     The Company has engaged Jesup & Lamont in this transaction and they will be receiving a fee or commission of 5% of each and every draw down.


                                 Section 2.1 (t)
                               Material Agreement


     The Company has an agreement with Leitch Technology Corporation, under which Path 1 was required to provide a Net Operating System to Leitch. The Company believes that it has complied with all material aspects of the Agreement. Leitch is disputing Path 1's full compliance. Leitch is withholding approximately US$100,000 in payments for products shipped to Leitch and recorded as revenue by Path 1 in 2001 until the dispute is resolved.


                                 Section 2.1 (w)
                                    Employees


     As noted above, the Company is preparing a severance package for its VP Corporate Development, who resigned this month at the request of the Company, but who will continue to support the Company in a consulting capacity for some period of time.


                             Section 2.1 (x) (viii)
                         Absence of Certain Developments


     Due to the Company's current cash position, introduced by the R&S Invest/DeKraker default, the key officers of the Company have taken a temporary 20% reduction in salary and the Company's two founders, Ron Fellman and Doug Palmer, have deferred 80% of their income, all for a period of up to approximately three months. Other employees making more than US$70,000 per year are taking a temporary 12.5% reduction in salary. The shortfall in wages will be compensated with additional stock options, granted at fair market value. The employees will receive vested options with a face value of four times the amount of lost wages.


                               Section 2.1 (x) (x)
                         Absence of Certain Developments


     The Company has entered into a transaction with a large semiconductor company for the license of technology and for engineering services. The amount of the transaction is represented to be to US$5.5 million in cash for services and follow-on royalty payments. A version of the agreement, incorporating additional, non-cash related terms, is expected to be signed by the end of January 2002.